UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2004

SCHUFF INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22715	86-1033353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1841 W. Buchanan Street, Phoenix, AZ	85007
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (602) 252-7787

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01 Other Events.

     On December 20, 2004, Schuff International, Inc. (the “Company”) announced that it has extended the consent solicitation (the “Consent Solicitation”) relating to a certain proposed amendment (the “Proposed Amendment”) to the Indenture pursuant to which its 101/2% Senior Notes due 2008 (the “Notes”) were issued. Schuff has extended the expiration date until 5:00 p.m., New York City time on December 21, 2004, unless the Consent Solicitation is further extended or earlier terminated if the requisite consent is obtained before the expiration date. Except as otherwise described above, all terms and conditions of the Consent Solicitation remain unchanged. A copy of the press release regarding the extension of the expiration date for the Consent Solicitation is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

     Not applicable.

(b) Pro Forma Financial Information.

     Not applicable.

(c) Exhibits.

     99.1. Press Release dated December 20, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHUFF INTERNATIONAL, INC.
Date: December 20, 2004	/s/ Michael R. Hill
Michael R. Hill
Vice President and Chief Financial Officer